MS P- 3/09

SUPPLEMENT DATED MARCH 10, 2009

TO THE PROSPECTUS DATED MAY 1, 2008

OF

FRANKLIN MUTUAL SERIES FUNDS

Mutual Beacon Fund
Mutual Discovery Fund
Mutual European Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

The prospectus is amended as follows:

I. Effective May 1, 2009, for the Mutual Series Funds, the portfolio management team, under the “Management” section on page 49, is replaced with the following:

The following individuals are jointly responsible for the day-to-day management of each of the named Funds. The portfolio manager for each Fund has primary responsibility for the investments of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which a portfolio manager may perform these functions, and the nature of these functions, may change from time to time. The assistant portfolio managers provide research and advice on the purchases and sales of individual securities and portfolio risk assessment.

MUTUAL BEACON FUND

Christian Correa, Portfolio Manager

MUTUAL DISCOVERY FUND

Anne E. Gudefin, Co-Portfolio Manager

Charles M. Lahr, Co-Portfolio Manager

Mandana Hormozi, Assistant Portfolio Manager

MUTUAL EUROPEAN FUND

Philippe Brugere-Trelat, Portfolio Manager

Katrina Dudley, Assistant Portfolio Manager

MUTUAL FINANCIAL SERVICES FUND

Charles M. Lahr, Portfolio Manager

MUTUAL QUALIFIED FUND

Anne E. Gudefin, Portfolio Manager

Shawn M. Tumulty, Assistant Portfolio Manager

MUTUAL SHARES FUND

Peter A. Langerman, Co-Portfolio Manager

F. David Segal, Co-Portfolio Manager

Deborah A. Turner, Assistant Portfolio Manager

CHRISTIAN CORREA, CFA®1 Portfolio Manager of Franklin Mutual

Mr. Correa has been a lead portfolio manager for the Mutual Beacon Fund since 2007. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

KATRINA DUDLEY, CFA®1 Portfolio Manager of Franklin Mutual

Ms. Dudley has been a portfolio manager for Mutual European Fund since 2007. She joined Franklin Templeton Investments in 2002.

ANNE E. GUDEFIN, CFA®1 Portfolio Manager of FTIML

Ms. Gudefin has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. She has been a portfolio manager for Mutual Qualified Fund since 2002 and assumed the duties of lead portfolio manager in 2004, and a lead portfolio manager for Mutual Discovery Fund since 2005.

MANDANA HORMOZI, Portfolio Manager of Franklin Mutual

Ms. Hormozi has been a portfolio manager for Mutual Discovery Fund since 2007. She joined Franklin Templeton Investments in 2003. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

CHARLES M. LAHR, CFA®1 Portfolio Manager of Franklin Mutual

Mr. Lahr has been a portfolio manager for Mutual Financial Services Fund since 2005 and assumed the duties of lead portfolio manager in 2006. He has been a lead portfolio manager of Mutual Discovery Fund since 2007. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.

PETER A. LANGERMAN, President and Chief Executive Officer of Franklin Mutual

Mr. Langerman rejoined Franklin Templeton Investments in 2005 and assumed the duties of lead portfolio manager of the Mutual Shares Fund in 2005. He joined Franklin Templeton in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual and member of the management team of the Funds, including Mutual Shares Fund, before leaving in 2002 and serving as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, he was employed at Heine Securities Corporation, the Funds' former manager.

F. DAVID SEGAL CFA®1 Portfolio Manager of Franklin Mutual

Mr. Segal has been a portfolio manager for Mutual Shares Fund since 2005 and assumed the duties of lead portfolio manager in 2007. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999- 2002.

PHILIPPE BRUGERE-TRELAT, Vice President of Franklin Mutual

Mr. Brugere-Trelat has been a portfolio manager of the Mutual European Fund since 2004 and assumed the duties of lead portfolio manager in 2005. He has been a member of the management team of the Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, he was employed at Heine Securities Corporation, the Funds' former manager.

SHAWN M. TUMULTY, Vice President of Franklin Mutual

Mr. Tumulty has been a portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000.

DEBORAH A. TURNER, CFA®1 Portfolio Manager of Franklin Mutual

Ms. Turner has been a portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, she was employed at Heine Securities Corporation, the Funds' former manager.

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